Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

For the Fourth Quarter and Year Ended December 31, 2014

SAN JOSE, California, February 4, 2015--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leader in high performance power solutions, today announced financial results for the quarter and year ended December 31, 2014.

The results for the quarter ended December 31, 2014 are as follows:

●	Net revenue was $75.7 million, a 3.4% decrease from $78.3 million in the third quarter of 2014 and a 19.1% increase from $63.6 million in the fourth quarter of 2013.
●

GAAP gross margin was 54.1%, which included the impact of $0.2 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with 54.0% in the fourth quarter of 2013, which included the impact of $0.2 million for stock-based compensation expense.

●

Non-GAAP gross margin(1) was 54.9%, which excluded the impact of $0.2 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with 54.2% in the fourth quarter of 2013, which excluded the impact of $0.2 million for stock-based compensation expense.

●

GAAP operating expenses were $31.8 million, including $31.7 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $8.3 million for stock-based compensation expense and $0.2 million of deferred compensation plan expense, and $0.1 million for litigation expenses. Comparatively, for the quarter ended December 31, 2013, GAAP operating expenses were $26.3 million, including $26.2 million for R&D and SG&A expense, which included $5.5 million for stock-based compensation expense, and $0.1 million for litigation expenses.

●

Non-GAAP(1) operating expenses were $23.3 million, excluding $8.3 million for stock-based compensation expense and $0.2 million of deferred compensation plan expense, compared with $20.8 million, excluding $5.5 million for stock-based compensation expense, for the quarter ended December 31, 2013.

●

GAAP net income was $8.9 million and GAAP earnings per share were $0.22 per diluted share. Comparatively, GAAP net income was $7.5 million and GAAP earnings per share were $0.19 per diluted share for the quarter ended December 31, 2013.

●

Non-GAAP(1) net income was $17.2 million and non-GAAP earnings per share were $0.43 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $12.6 million and non-GAAP earnings per share of $0.32 per diluted share, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, for the quarter ended December 31, 2013.

The results for the year ended December 31, 2014 are as follows:

●	Net revenue was $282.5 million, an 18.7% increase from $238.1 million for the year ended December 31, 2013.
●

GAAP gross margin was 54.0%, which included the impact of $0.9 million for stock-based compensation expense and $0.7 million for the amortization of acquisition-related intangible assets, compared with 53.7% for the year ended December 31, 2013, which included the impact of $0.6 million for stock-based compensation expense.

●

Non-GAAP gross margin(1) was 54.6%, which excluded the impact of $0.9 million for stock-based compensation expense and $0.7 million for the amortization of acquisition-related intangible assets, compared with 54.0% for the year ended December 31, 2013, which excluded the impact of $0.6 million for stock-based compensation expense.

●

GAAP operating expenses were $117.3 million, including $125.3 million for R&D and SG&A expenses, which included $32.6 million for stock-based compensation expense, $0.6 million of acquisition-related transaction costs and $0.1 million of deferred compensation plan expense, and $(8.0) million for net litigation benefit. Comparatively, for the year ended December 31, 2013, GAAP operating expenses were $104.0 million, including $104.4 million for R&D and SG&A expenses, which included $20.1 million for stock-based compensation expense, and $(0.4) million for litigation benefit.

●

Non-GAAP(1) operating expenses were $84.0 million, excluding $32.6 million for stock-based compensation expense, $0.6 million of acquisition-related transaction costs and $0.1 million of deferred compensation plan expense, compared with $83.9 million, excluding $20.1 million for stock-based compensation expense, for the year ended December 31, 2013.

●

GAAP net income was $35.5 million and GAAP earnings per share were $0.89 per diluted share. Comparatively, GAAP net income was $22.9 million and GAAP earnings per share were $0.59 per diluted share for the year ended December 31, 2013.

●

Non-GAAP(1) net income was $65.8 million and non-GAAP earnings per share were $1.65 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $41.1 million and non-GAAP earnings per share of $1.06 per diluted share, excluding stock-based compensation expense, net deferred compensation plan expense, a one-time benefit from a cash award and related tax effects, for the year ended December 31, 2013.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2014	2013	2014	2013
Communication	$17.8	$12.9	$64.6	$56.1
Storage and Computing	12.0	12.6	46.1	47.9
Consumer	32.6	29.2	122.8	99.9
Industrial	13.3	8.9	49.0	34.2
Total	$75.7	$63.6	$282.5	$238.1

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2014	2013	2014	2013
DC to DC	$67.8	$56.6	$253.1	$211.3
Lighting Control	7.9	7.0	29.4	26.8
Total	$75.7	$63.6	$282.5	$238.1

“MPS had outstanding results in its first decade as a public company. Our product diversity strategy, backed by MPS’s proprietary leading edge technology, has proven successful," said Michael Hsing, CEO and founder of MPS. “Looking ahead into the next decade, we will continue to execute the strategy for sustainable and consistent growth and thereby enhance value to our shareholders.”

Business Outlook

The following are MPS’s financial targets for the first quarter ending March 31, 2015:

●	Revenue in the range of $70 million to $74 million.

●

GAAP gross margin between 53.5% and 54.5%. Non-GAAP(1) gross margin between 54.4% and 55.4%. This excludes an estimated impact of stock-based compensation expenses of $0.4% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $31.5 million and $33.5 million. Non-GAAP(1) R&D and SG&A expenses between $23.3 million and $24.3 million. This excludes an estimate of stock-based compensation expenses in the range of $8.2 million to $9.2 million.

●	Total stock-based compensation expense of $8.5 million to $9.5 million.

●	Litigation expenses of $100,000 to $200,000.

●	Fully diluted shares outstanding between 40.4 million and 40.8 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP R&D and SG&A expenses differ from net income, earnings per share, gross margin, operating expenses, and R&D and SG&A expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the quarters and years ended December 31, 2014 and 2013 exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income/expense, a one-time cash award and related tax effects. Non-GAAP gross margin for the quarters and years ended December 31, 2014 and 2013 exclude the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses for the quarters and years ended December 31, 2014 and 2013 exclude the effect of stock-based compensation expense, acquisition-related transaction costs and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2014 results at 2:00 p.m. PT / 5:00 p.m. ET, February 4, 2015. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 66928334. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses and diluted shares outstanding for the quarter ending March 31, 2015, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its quarterly report on Form 10-Q filed with the SEC on October 31, 2014.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is the leader in high performance power solutions. Founded in 1997, MPS pioneered integrated power semiconductor solutions and power delivery architectures. MPS' mission is to provide innovative power solutions in Cloud Computing, Telecom, Industrial and Automotive, and Consumer market segments. MPS has over 1,000 employees worldwide, located in the United States, China, Taiwan, Korea, Japan and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$126,266	$101,213
Short-term investments	112,452	125,126
Accounts receivable, net	25,630	23,730
Inventories	40,918	39,737
Prepaid expenses and other current assets	2,880	2,280
Total current assets	308,146	292,086
Property and equipment, net	62,942	64,837
Long-term investments	5,389	9,860
Goodwill	6,571	-
Acquisition-related intangible assets, net	6,812	-
Deferred tax assets, net	1,049	481
Other long-term assets	8,457	1,644
Total assets	$399,366	$368,908

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,138	$10,694
Accrued compensation and related benefits	9,020	10,419
Accrued liabilities	14,703	17,376
Total current liabilities	36,861	38,489
Deferred tax and other tax liabilities	5,876	5,542
Other long-term liabilities	10,204	1,478
Total liabilities	52,941	45,509
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 38,832 and 38,291 as of December 31, 2014 and December 31, 2013, respectively	240,500	234,201
Retained earnings	100,114	82,938
Accumulated other comprehensive income	5,811	6,260
Total stockholders’ equity	346,425	323,399
Total liabilities and stockholders’ equity	$399,366	$368,908

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenue	$75,703	$63,560	$282,535	$238,091
Cost of revenue	34,744	29,266	129,917	110,190
Gross profit	40,959	34,294	152,618	127,901
Operating expenses:
Research and development	14,941	12,487	58,590	49,733
Selling, general and administrative	16,787	13,683	66,755	54,624
Litigation expense (benefit), net	66	84	(8,027)	(371)
Total operating expenses	31,794	26,254	117,318	103,986
Income from operations	9,165	8,040	35,300	23,915
Interest and other income (expense), net	407	(57)	1,092	92
Income before income taxes	9,572	7,983	36,392	24,007
Income tax provision	712	484	897	1,109
Net income	$8,860	$7,499	$35,495	$22,898

Net income per share:
Basic	$0.23	$0.20	$0.92	$0.61
Diluted	$0.22	$0.19	$0.89	$0.59
Weighted-average shares outstanding:
Basic	38,807	38,328	38,686	37,387
Diluted	40,321	39,524	39,793	38,620

Cash dividends declared per common share	$0.15	$-	$0.45	$-

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Cost of revenue	$234	$166	$903	$631
Research and development	2,381	1,661	9,019	6,219
Selling, general and administrative	5,967	3,792	23,532	13,851
Total stock-based compensation expense	$8,582	$5,619	$33,454	$20,701

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net income	$8,860	$7,499	$35,495	$22,898
Net income as a percentage of revenue	11.7%	11.8%	12.6%	9.6%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	8,582	5,619	33,454	20,701
Amortization of acquisition-related intangible assets	367	-	672	-
Acquisition-related transaction costs	-	-	622	-
Deferred compensation expense (income)	56	12	(53)	21
Cash award	-	-	-	(266)
Tax effect	(681)	(537)	(4,435)	(2,226)
Non-GAAP net income	$17,184	$12,593	$65,755	$41,128
Non-GAAP net income as a percentage of revenue	22.7%	19.8%	23.3%	17.3%

Non-GAAP net income per share:
Basic	$0.44	$0.33	$1.70	$1.10
Diluted	$0.43	$0.32	$1.65	$1.06

Shares used in the calculation of non-GAAP net income per share:
Basic	38,807	38,328	38,686	37,387
Diluted	40,321	39,524	39,793	38,620

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Gross profit	$40,959	$34,294	$152,618	$127,901
Gross margin	54.1%	54.0%	54.0%	53.7%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	234	166	903	631
Amortization of acquisition-related intangible assets	367	-	672	-
Non-GAAP gross profit	$41,560	$34,460	$154,193	$128,532
Non-GAAP gross margin	54.9%	54.2%	54.6%	54.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Total operating expenses	$31,794	$26,254	$117,318	$103,986

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(8,348)	(5,453)	(32,551)	(20,070)
Acquisition-related transaction costs	-	-	(622)	-
Deferred compensation plan expense	(175)	(8)	(66)	(11)
Non-GAAP operating expenses	$23,271	$20,793	$84,079	$83,905

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Total operating income	$9,165	$8,040	$35,300	$23,915
Operating income as a percentage of revenue	12.1%	12.6%	12.5%	10.0%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	8,582	5,619	33,454	20,701
Acquisition-related transaction costs	-	-	622	-
Amortization of acquisition-related intangible assets	367	-	672	-
Deferred compensation plan expense	175	8	66	11
Non-GAAP operating income	$18,289	$13,667	$70,114	$44,627
Non-GAAP operating income as a percentage of revenue	24.2%	21.5%	24.8%	18.7%

2015 FIRST QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	March 31, 2015
	Low	High
Gross margin	53.5%	54.5%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.4%	55.4%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	March 31, 2015
	Low	High
R&D and SG&A expenses	$31,500	$33,500
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(8,200)	(9,200)
Non-GAAP R&D and SG&A expenses	$23,300	$24,300